Supplement Dated June 23, 2003

To the Prospectus of the

VARIFUND ADVISOR Variable Annuity

Dated May 1, 2003

Issued Through

CANADA LIFE OF AMERICA VARIABLE ANNUITY ACCOUNT 1

by

CANADA LIFE INSURANCE COMPANY OF AMERICA

On or about June 23, 2003, the Montgomery Variable Series: Emerging Markets Fund (“MF Emerging Markets Fund”), an investment option under the Varifund Advisor variable annuity (the “Contract”), will be closed to new monies. On or about June 23, 2003 the MF Emerging Markets Fund will be merged into the Gartmore Variable Insurance Trust (GVIT) Developing Markets Fund (“Gartmore Fund”), a newly created series of the GVIT Acquiring Trust with the same investment objectives and substantially the same investment strategies as those of the MF Emerging Markets Fund. The merger was approved at a special meeting of the shareholders of the MF Emerging Markets Fund held on June 13, 2003.

On or about June 23, 2003, the Sub-account investing in the MF Emerging Markets Fund will no longer accept new premiums or transfers from other subaccounts or the fixed account, including dollar cost averaging transfers and automatic portfolio rebalancing. Monies already allocated to the MF Emerging Markets Fund Sub-account will be invested in the Gartmore Fund Sub-account until Canada Life receives contrary instructions from you.

In addition, the MF Emerging Markets Fund will be deleted, wherever listed, from any instructions you have given us regarding your premium allocation, dollar cost averaging, automatic account rebalancing, or systematic withdrawals, and we will reassign the percentages previously assigned to the MF Emerging Markets Fund on a pro-rata basis among the remaining portfolios listed in your instructions. If you want us to treat your account differently, please call the Administrative Office at 1-800-905-1959.

The investment objective and policies of the Gartmore Fund are summarized below. Contract owners and prospective purchasers should carefully read the Gartmore Fund’s prospectus that accompanies this Supplement. For additional copies of the Gartmore Fund’s prospectus, please contact the Administrative Office.

The Gartmore Fund seeks long term capital appreciation.

The following fees, before and after reimbursement and waivers, were associated with MF Emerging Markets Fund for the year 2002 and the Gartmore Fund for the year 2003:

Portfolio Name	Management Fees	12b-1 Fees	Other Expenses	Gross Total Annual Expenses	Fee Waivers and Expense Reimbursements	Net Annual Contractual Portfolio Operating Expenses
MF Emerging Markets Fund	1.25%	0.00%	0.43%	1.68%	0.00%	1.68%
Gartmore Fund (Class II)[1]	1.15%	0.25%	0.24%	1.64%	0.29%	1.35%

You will have 30 days from the date of the merger to make one transfer of all monies that were automatically invested in the Gartmore Fund sub-account, into one, or several, of the other sub-accounts. No transfer fee will be charged and this transfer will not count as a “free” transfer as defined in your Contract. Also, Canada Life will not exercise any rights reserved under your Contract to impose additional restrictions on transfers until at least 30 days after the merger occurs. Attached to this Supplement is a Transfer Request Form. You will be sent a confirmation statement of any voluntary transfer.

Please use this supplement with the May 1, 2003 Prospectus. Additional copies of the Varifund Advisor prospectus are available from Canada Life. Read this supplement and your prospectus carefully and keep both documents together for future reference.

Dated June 23, 2003

[1]	Gartmore Fund and Gartmore Global Asset Management Trust have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, 12b-1 fees and administrative services fees) from exceeding 1.35% for Class II shares through April 30, 2005. As a new fund, the Gartmore Fund has no prior history of investment operations; accordingly, “Other Expenses” are estimates for its first fiscal period ending December 31, 2003.